UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use by the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                 Nations Government Income Term Trust 2004, Inc.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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[] Fee paid previously with preliminary materials.
[] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                Nations Government Income Term Trust 2004, Inc.

                ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2001
                ----------------------------------------------

TO THE STOCKHOLDERS OF
 NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.:


     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Government Income Term Trust 2004, Inc. (the "Company") will be held on Thursday, April 26, 2001 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect one Director to serve a three-year term of office; and

     (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     Due to recent changes to the rules governing proxy statements, it is no longer required that shareholders ratify the Board's selection of the Company's independent accountants. Accordingly, you are not being asked to vote on this item at this year's Annual Meeting.

     The Board of Directors of the Company has fixed the close of business on March 16, 2001 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                     By Order of the Board of Directors.

                                     ROBERT B. CARROLL
                                     Secretary

March 23, 2001

--------------------------------------------------------------------------------
                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                     PLEASE MARK, SIGN, DATE AND RETURN YOUR
                             PROXY CARD IMMEDIATELY.
--------------------------------------------------------------------------------

     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                Nations Government Income Term Trust 2004, Inc.
                            One Bank of America Plaza
                         Charlotte, North Carolina 28255
                                 (800) 321-7854
               ------------------------------------------------
                                 Proxy Statement
                         Annual Meeting of Stockholders
                                 April 26, 2001
                  ------------------------------------------

     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Nations Government Income Term Trust 2004, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on April 26, 2001 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Board of Directors has fixed March 16, 2001 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 11,743,524.24 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about March 23, 2001.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, Inc. ("BAAI"), the Company's investment adviser and administrator or Banc of America Capital Management, Inc. ("BACAP"), the Company's investment sub-adviser.


                         Proposal: Election of Director

     The Board of Directors has designated William H. Grigg as a nominee (the "Nominee") for election as a Director of the Company with a term to expire in 2004. Voting for the Nominee is not cumulative. If elected, the Nominee will serve as Director until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are Thomas F. Keller, whose term will expire in 2002, and A. Max Walker, whose term will expire in 2003. Although the Board of Directors expects that the Nominee will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.

     The Board of Directors unanimously recommends that you vote to elect the Nominee.


The Board of Directors

     Information regarding the Nominee and each member of the Board of Directors is as follows:

     WILLIAM H. GRIGG, (nominee) age 68, Chairman Emeritus, Duke Power Co., Charlotte, North Carolina, a public utility, since July 1997. Mr. Grigg was Chairman and Chief Executive Officer of Duke Power Co. from April 1994 to July 1997; Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from 1988 to November 1991. He has been a Director of the Company since 1993. Mr. Grigg is also a Director of Duke Power Co., Coltec Industries, Nations Government Income Term Trust 2003, Inc., Hatteras Income Securities, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc. and Nations LifeGoal Funds, Inc. Mr. Grigg is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust.

     THOMAS F. KELLER, age 69, R.J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University, Durham, North Carolina, since 1974. He has been a Director of the Company since 1993. Mr. Keller is also a Director of LADD Furniture, Inc., Wendy's International, Inc., American Business Products, Inc., Dimon, Inc. and Biogen, Inc. Mr. Keller is a Trustee of The Mentor Funds, Mentor Institutional Trust and Cash Resource Trust. Mr. Keller is also a Director of Nations Government Income Term Trust 2003, Inc., Hatteras Income Securities, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Fund, Inc., and Nations LifeGoal Funds, Inc. Mr. Keller is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations Funds Trust.

     A. MAX WALKER, age 78, independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been a Director of the Company since 1993. Mr. Walker serves as a Director of Cerulean Companies, Inc. Mr. Walker is Chairman of the Board of Nations Government Income Term Trust 2003, Inc., Hatteras Income Securities, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust and Nations Funds Trust.

     None of the Directors, including the Nominee, owns, either directly or indirectly, shares of capital stock of the Company. No Director has been, during the past five years, an officer, employee, director, general partner or shareholder, of BAAI or BACAP, or owned any securities or had any other material direct or indirect interest in BAAI or any of its affiliates. None of the Directors has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which BAAI or BACAP or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "Fund Complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Director is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Directors has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Directors and their affiliates have been customers of Bank of America, the parent company of BAAI. All such extensions of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended December 31, 2000, it complied with all filing requirements applicable to its officers, directors and, if any, greater than ten percent beneficial owners.

     In 2000, each Director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.


Committees of Directors

     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings and one special meeting during the fiscal year ended December 31, 2000. In addition, the Board has an Audit Committee and Governance Committee.


     Audit Committee

     The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended December 31, 2000 and the Company's accounting controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

     Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended December 31, 2000 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

     Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee.

 Governance Committee

     The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended December 31, 2000.

     Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee.

Executive Officers and Significant Employees

     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.


ROBERT H. GORDON,                        President, the Company and Nations Balanced Target Maturity
President                                Fund, Inc., Nations Government Income Term Trust 2003, Inc. and
                                         Hatteras Income Securities, Inc. since March 1998. President and
                                         Director, BAAI since February 1998; Co-Chairman of the Board,
                                         BACAP since January 2000; Senior Vice President, BAAI
                                         1995-February 1998; Senior Vice President, Bank of America since
                                         1993.

EDWARD D. BEDARD,                        Chief Financial Officer, the Company, Nations Balanced Target
Chief Financial Officer                  Maturity Fund, Inc., Nations Government Income Term Trust 2003,
                                         Inc. and Hatteras Income Securities, Inc. since 1997; Director of
                                         BAAI since 1997; Senior Vice President, Chief Operating Officer,
                                         BAAI since 1996; Chief Administrative Officer and Treasurer,
                                         BACAP since January 2000; Corporate Vice President, New York Life
                                         Insurance 1992-1996.

ROBERT B. CARROLL,                       Secretary, the Company, Nations Balanced Target Maturity Fund,
Secretary                                Inc., Nations Government Income Term Trust 2003, Inc. and
                                         Hatteras Income Securities, Inc. since 1997; Associate General
                                         Counsel, Bank of America Corporation since 1999; Assistant General
                                         Counsel, Bank of America Corporation 1996-1999; Vice President,
                                         SEI Corporation 1994-1996; Senior Special Counsel, Securities
                                         and Exchange Commission, Division of Investment Management
                                         1992-1994.

GERALD MURPHY,                           Treasurer, the Company, Hatteras Income Securities, Inc., Nations
Treasurer                                Government Income Term Trust 2003, Inc. and Nations Balanced
                                         Target Maturity Fund, Inc. since 1999; Senior Vice President,
                                         BAAI since 1998; Vice President, Citibank 1997-December 1998;
                                         Director of Financial Administration, Playfair & Associates,
                                         LLC 1995-1997; Senior Vice President, Weiss, Peek & Greer
                                         1990-1995.

JOHN S. SWAIM,                           Senior Product Manager, BACAP since 1995; Vice President, Bank of
Vice President and Portfolio Manager     America, N.A. 1986-1995; Vice President and Portfolio Manager,
                                         Nations Government Income Term Trust 2003, Inc., and Nations
                                         Balanced Target Maturity Fund, Inc.

Compensation of Management

     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 2000. Officers of the Company are employed by the Company's investment adviser and receive no compensation or reimbursements from the Company.


                               COMPENSATION TABLE


   Name of Person,       Aggregate Compensation       Total Compensation from Company
       Position               from Company(1)       and Fund Complex Paid to Directors(2)
---------------------   ------------------------   ------------------------------------
   William H. Grigg              $3,500                          $109,000(3)
     Director
   Thomas F. Keller              $3,500                          $115,500(4)
     Director
   A. Max Walker                 $3,500                          $ 126,000
     Chairman

----------

(1) The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.

(2) The Fund Complex consists of 10 registered investment companies, in addition to the Company.

(3) Includes $88,551 deferred compensation.

(4) Includes $94,806 deferred compensation.


Retirement Plan

     Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has both attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's service to the Funds is terminated, on or after his normal retirement date, multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 10, 9 and 15 years of credited service, respectively, with the Funds.

                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE


                                         Years of Service
                                      ----------------------
                      Remuneration        5           10
                     --------------   ---------   ----------
                        $  25,000      $ 6,250     $12,500
                           50,000       12,500      25,000
                           75,000       18,750      37,500
                          100,000       25,000      50,000

                             Additional Information

Procedural Matters

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 11,743,524.24 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The proposal must be approved by a majority of the votes cast. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

     Any proxy card which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of electing as Director of the Company the Nominee named in the Proxy Statement for the term indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Company present at the Annual Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposals. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.


Solicitation of Proxies and Payment of Expenses

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BAAI. Compensation for such services will be paid by the Company or BAAI, except that officers or employees of the Company will not be compensated for performing such services.


Substantial Stockholders

     As of the close of business on March 7, 2001, the following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company Karpus Management, Inc. D/B/A Karpus Investment Management -- 5.97%.


Additional Information

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

     BAAI, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser and administrator of the Company. BACAP, the investment sub-adviser of the Company is also located at One Bank of America Plaza, Charlotte, North Carolina 28255.


Future Stockholder Proposals

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2002, such proposal must be received by the Company on or before November 17, 2001.

Selection of Independent Accountants

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Representatives of PwC are not expected to be present at the Annual Meeting.

     Audit Fees. The aggregate fees for the most recent fiscal year for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $31,300.

     Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BAAI and any entity controlling, controlled by or under common control with BAAI, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

     All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $12,700. These fees include fees for non-audit services provided to the Company, BAAI, and any entity controlling, controlled by or under common control with BAAI, that provides services to the Company.

     In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BAAI and/or any entity controlling, controlled by or under common control with BAAI that provides services to the Company is compatible with maintaining the independence of PwC.


Other Matters

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                   PROXY CARD
                 NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
                         Annual Meeting of Stockholders
                                 April 26, 2001


         The undersigned hereby appoints each of Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Government Income Term Trust 2004, Inc. (the "Company") to be held at Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Thursday, April 26, 2001, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MARCH 23, 2001.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.


                            (Continued on other side)

(1) ELECTION OF DIRECTOR

                                      Please vote by filling in the boxes below
Nominee                                 FOR                 WITHHOLD AUTHORITY
William H. Grigg                        [ ]                        [ ]


         In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                     ____________________________________, 2001
                                       (Please Date)

                                    Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                     ------------------------------------

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                                        Signature(s)